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                                                                      EXHIBIT 32



ADDITIONAL EXHIBIT CERTIFICATIONS - ITEM 601(b)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Farmers & Merchants Bancorp, Inc. on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission ("the report"), I, Joe E. Crossgrove, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Farmers & Merchants Bancorp, Inc. as of the dates and for the periods expressed in the Report.


Date:     November 13, 2003                   /s/ Joe E. Crossgrove
          ----------------------              ----------------------------------
                                              Joe E. Crossgrove, President and
                                                Chief Executive Officer


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Farmers & Merchants Bancorp, Inc. on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission ("the report"), I, Barbara J. Britenriker, Senior Vice-President and Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Farmers & Merchants Bancorp, Inc. as of the dates and for the periods expressed in the Report.


Date:     November 13, 2003             /s/ Barbara J. Britenriker
          ----------------------        --------------------------------
                                        Barbara J. Britenriker, Senior
                                          Vice-President Chief Financial Officer






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